SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

February 9, 2011
Date of report (Date of earliest event reported)

Petroleum Development Corporation (dba PDC Energy)
Exact Name of Registrant as Specified in Charter

Nevada	0-7246	95-2636730
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

1775 Sherman Street, Suite 3000, Denver, CO  80203
Address of Principal Executive Offices

303-860-5800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

No Change
Former Name or Former Address, if Changed Since Last Report

Item 2.02.	Results of Operations and Financial Conditions.
Item 7.01.	Regulation FD Disclosure.

The following information is furnished pursuant to both Items 2.02 and 7.01.

On February 9, 2011, Petroleum Development Corporation (dba PDC Energy) (“PDC”) issued a press release with 2010 key operating results, including proved reserves increase, reserves replacement information and 2011 capital budget and production guidance.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  To the extent that the press release contains material non-public information regarding the Company’s results of operations or financial condition, the Company is furnishing the press release as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report, and in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in the filing.

EXHIBIT INDEX

Item 9.01.                      Financial Statements and Exhibits.

Exhibit No.	Description
99.1	PRESS RELEASE: Petroleum Development Corporation (dba PDC Energy) dated February 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROLEUM DEVELOPMENT CORPORATION

Date:	February 15, 2011

By:	/s/Richard W. McCullough
Richard W. McCullough
Chairman & CEO